Exhibit 10.1

OMNIBUS AMENDMENT AND ASSIGNMENT AGREEMENT, dated as of September 1, 2023 (this “Agreement”), among Griffin Capital, LLC, a Nevada limited liability company (“Griffin Capital”), as original servicer (“Original Servicer”), Cardinal Health Funding, LLC, a Nevada limited liability company (“Funding”), as original seller (“Original Seller”), Cardinal Health 23, LLC (“CH-23”), a Nevada limited liability company, as new servicer (“New Servicer”), Cardinal Health 23 Funding, LLC, a Nevada limited liability company (“CH-23 Funding”), as additional seller (“Additional Seller” and together with the Original Seller, the “Sellers”), Cardinal Health, Inc., an Ohio corporation (“Cardinal”), as performance guarantor (the “Performance Guarantor”), Cardinal Health 110, LLC, a Delaware limited liability company (“CH-110”), as originator (the “Originator”), Cardinal Health 2, LLC, a Nevada limited liability company (“CH-2”), as administrator, MUFG Bank, Ltd. (“MUFG”) (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as the Agent (in such capacity, the “Agent”), a Managing Agent and a Financial Institution, PNC Bank, National Association (“PNC”), as the LC Bank, a Managing Agent and a Financial Institution, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Financial Institution, Bank of America, National Association (“BofA”), as a Managing Agent and a Financial Institution, Wells Fargo Bank, N.A. (“Wells Fargo”), as a Managing Agent and a Financial Institution, and Liberty Street Funding LLC (“Liberty Street”) and Victory Receivables Corporation (“Victory”), as Conduits.

RECITALS

WHEREAS, each of Leader Drugstores, Inc., a Delaware corporation (“Leader”), Cardinal Health Pharmacy Services, LLC, a Delaware limited liability company (“Pharmacy”), Medicine Shoppe International, Inc., a Delaware corporation (“Medicine”), Cardinal Health 108, Inc., a Delaware limited liability company (“CH-108”), Cardinal Health Systems, Inc., an Ohio corporation (“Health Systems”), Cardinal Health 112, LLC, a Delaware limited liability company (“CH-112”), and Medicap Pharmacies Incorporated (“Medicap”), as Approved Sub-Originators, entered in a Receivables Sale Agreement with CH-110, as purchaser (collectively, as any such agreements may have been or may be further amended, restated, supplemented, or otherwise modified from time to time, the “First Step Sale Agreements”);

WHEREAS, CH-110, as seller, in turn entered into the Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004, with Griffin Capital, as purchaser, as amended by the Amendment No. 1, effective as of June 20, 2007, the Amendment No. 2, effective as of November 19, 2007, the Omnibus Amendment and Waiver, dated as of December 15, 2009, and the Third Amendment thereto, dated as of March 25, 2010 (as may have been or may be further amended, restated, supplemented, or otherwise modified from time to time, the “Second Step Sale Agreement”);

WHEREAS, Griffin Capital, as transferor, in turn entered into the Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004, with Funding, as transferee, as amended by the Omnibus Amendment and Reaffirmation of Performance Guaranty, dated as of August 18, 2004, the Omnibus Limited Waiver and Second Omnibus Amendment and Reaffirmation of Performance Guaranty, dated as of September 24, 2004, the Omnibus Amendment, dated as of June 20, 2007, the Omnibus Amendment and Waiver, dated as of December 15, 2009, the Fourth Amendment thereto, dated as of March 25, 2010, the Fifth Amendment thereto, dated as of November 1, 2014 (as may have been or may be further amended, restated, supplemented, or otherwise modified from time to time, the “Third Step Sale Agreement” and, together with the Subordinated Note issued by Funding in favor of Griffin Capital pursuant thereto (the “Subordinated Note”), the “Third Step Sale Documents”);

WHEREAS, the Original Seller and the Original Servicer entered into the Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 1, 2013, as amended by the First Amendment and Joinder, dated as of November 3, 2014, the Second Amendment, dated as of November 14, 2016, the Third Amendment, dated as of August 30, 2017, the Fourth Amendment, dated as of September 30, 2019, the Fifth Amendment, dated as of May 13, 2022, and the Sixth Amendment, dated as of September 30, 2022, with Wells Fargo, Liberty Street, BNS, PNC, BofA, Victory, MUFG and the other parties listed therein from time to time (the “Existing Fourth Step RPA” and as amended by this Agreement and as amended and restated by the Fifth Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, and as may be further amended, restated, supplemented, or otherwise modified from time to time, “Fourth Step RPA”);

WHEREAS, Cardinal, as Performance Guarantor, entered into the Seventh Amended and Restated Performance Guaranty, dated as of November 16, 2016, in favor of Funding, as beneficiary (as may have been or may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Performance Guaranty”);

WHEREAS reference is also made to the following documents:

(i) the Amended and Restated Blocked Account Control Agreement, dated as of November 3, 2014, among Funding, Griffin Capital, MUFG and JP Morgan Chase Bank, N.A. (“JPM”), as amended by Amendment No. 1 thereto, dated as of October 21, 2015 (as may have been further amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “JPM BACA”);

(ii) the Amended and Restated Deposit Account Control Agreement, dated as of January 10, 2017, among Griffin Capital, MUFG and BofA (as may have been amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “BofA DACA”);

(iii) the Deposit Account Control Agreement, dated as of October 22, 2004, among Wachovia Bank, National Association (“Wachovia”), Griffin Capital, Funding and Bank One, NA , as amended and supplemented by the Assignment and Assumption of Deposit Account Control Agreement, dated as of November 13, 2008, among Wachovia, Griffin Capital, Funding, and Wachovia Capital Markets, LLC (“Wachovia CM”) (as may have been further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Wells DACA” and, collectively with the JPM BACA and the BofA DACA, the “Existing Account Control Agreements” and each, an “Existing Account Control Agreement”);

(iv) the Third Amended and Restated Cash Management Agreement, dated as of June 20, 2007, among Cardinal, Griffin Capital, CH-110 and CH-2, as administrator of Funding, as amended by the First Amendment thereto, dated as of November 19, 2007, and the Second Amendment thereto, dated as of November 13, 2008 (as may have been and may be further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Cash Management Agreement”);

(v) the Administrative Services Agreement, dated as of June 1, 2000, between Funding and CH-2, as administrator (as may have been amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Admin Services Agreement”); and

(vi) the other Transaction Documents.

WHEREAS, Cardinal wishes to add the Additional Seller and replace the Original Servicer with the New Servicer under the Existing Fourth Step RPA by entering into a Fifth Amended and Restated Receivables Purchase Agreement and making consequential changes to the Transaction Documents related thereto (collectively, the “Transactions”), and the Agent and the Purchasers are willing to consent to such Transaction;

WHEREAS, the Originator and CH-23 wish to enter into a Purchase and Sale Agreement on substantially similar terms as the Second Step Sale Agreement (the “Additional Second Step Sale Agreement”);

WHEREAS, CH-23 and CH-23 Funding wish to enter into a Purchase and Sale Agreement on substantially similar terms as the Third Step Sale Agreement (the “Additional Third Step Sale Agreement”), pursuant to which CH-23 Funding will issue a subordinated note on substantially similar terms as the Subordinated Note (the “New Subordinated Note”);

WHEREAS, the Performance Guarantor wishes to enter into a Performance Guaranty on substantially similar terms as the Existing Performance Guaranty (the “Additional Performance Guaranty”);

WHEREAS, the parties party thereto wish to amend and restate the Existing Admin Services Agreement to account for the Transactions (the “A&R Admin Services Agreement”);

WHEREAS, the respective parties party thereto wish to amend or amend and restate each Existing Account Control Agreement to account for the Transactions (collectively, the “A&R Account Control Agreements”);

WHEREAS, as set forth in the Cash Management Agreement, (i) a portion of the Receivables are paid by check or money order mailed to one of the Original Servicer’s locked postal boxes (collectively, the “Lock-Boxes”) which clear through the Original Servicer’s account no. 3751562470 at Bank of America, N.A. (the “Lock-Box Account”), and (ii) the remainder of the Receivables are paid via electronic payment to various accounts maintained in the Original Servicer’s name (collectively, the “Servicer Accounts”) pursuant to the Existing Account Control Agreements; and

WHEREAS, the parties hereto wish to confirm their understanding with respect to the Lock-Boxes, Lock-Box Account and Servicer Accounts following consummation of the Transactions;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows with respect to the transactions contemplated hereunder:

ARTICLE I

ASSIGNMENT AND ASSUMPTION;

INTENTION OF ASSIGNMENT

Section 1.1. Definitions. Unless otherwise defined in this Agreement, all defined terms used herein, including in the Recitals hereto, shall have the meanings ascribed to such terms in the Fourth Step RPA.

Section 1.2. Assignment, Assumption, and Acceptance; Consent.

(a) For good and valuable consideration, receipt of which is hereby acknowledged, effective as of the date hereof, Griffin Capital, in its capacity as the Original Servicer, does hereby assign all of its right, title, and interest, and delegate all of its duties, obligations, and liabilities, in, to, and under the Existing Fourth Step RPA and the other Transaction Documents to the New Servicer, in its capacity as such.

(b) For good and valuable consideration, receipt of which is hereby acknowledged, effective as of the date hereof, CH-23, in its capacity as the New Servicer, does hereby accept all such assigned right, title, and interest, and assume all such duties, obligations, and liabilities and the performance of every covenant under the Fourth Step RPA and the other Transaction Documents. The New Servicer is hereby appointed as Servicer under the Fourth Step RPA and the other Transaction Documents.

(c) The Original Servicer is hereby appointed as a Permitted Sub-Servicer in accordance with Section 8.1(b) of the Fourth Step RPA, and will continue to perform all duties and responsibilities of the Servicer solely with respect to the receivables pledged to the Agent as of the date hereof, prior to consummation of the Transactions (the “Legacy Receivables”).

(d) Each of the Agent, the Purchasers and the Managing Agents hereby severally (i) acknowledges and consents to the assignments and delegation described above, (ii) acknowledges and agrees that as of the date hereof, the New Servicer, in its capacity as such, has been substituted for the Original Servicer under the Fourth Step RPA and the other Transaction Documents, and (iii) waive any prior notice or any other consent that may be required in connection with the Transactions under the terms of Fourth Step RPA or any other Transaction Document.

Section 1.3. Intention of Parties Relating to Transaction Documents.

(a) Fourth Step RPA.

(i) The parties hereto that are also parties to each of the Transaction Documents, respectively, agree that, on and after the date hereof, each reference to the Existing Fourth Step RPA (or any defined term used in relation thereto) in each such Transaction Document shall be deemed to be a reference to the Fourth Step RPA, as amended and restated by the Fifth Amended and Restated RPA, in each case unless otherwise specified herein.

(ii) The New Servicer confirms and agrees to be bound by the terms of the Fourth Step RPA on and after the date hereof in the same manner as the Original Servicer was bound thereunder prior to the date hereof.

(iii) The Additional Seller confirms and agrees to be bound by the terms of the Fourth Step RPA on and after the date hereof in the same manner as the Original Seller was bound thereunder prior to the date hereof. Upon consummation of the Transaction, the Additional Seller shall become jointly and severally obligated with the Original Seller under the Transaction Documents.

(b) Accounts.

(i) Generally. The Original Servicer, as a Permitted Sub-Servicer, will continue to hold any account currently held in the name of “Griffin Capital, as Servicer” (or any similar variation thereof) and subject to an Existing Account Control Agreement until such time as the relevant A&R Account Control Agreement transferring such account in the name of the New Servicer (or the Additional Seller, as applicable) is effective, provided that all amounts deposited in, or credited to, such accounts shall be held in trust for the applicable Seller in accordance with Section 2.9 of the Fourth Step RPA.

(ii) Lock-Boxes and Lock-Box Account. Each of Cardinal and the Originator hereby acknowledges and agrees that, notwithstanding the fact that checks and other instruments payable to or to the order of Cardinal or the Originator may be mailed to the Lock-Boxes, it has no right, title or interest in any of the Lock-Boxes, the Lock-Box Account or any checks or other instruments or amounts from time to time therein. Griffin Capital hereby agrees that its only interest in the Lock-Boxes, the Lock-Box Account and the amounts from time to time therein was as Servicer under the Existing Fourth Step RPA and that such interest will terminate automatically when each related A&R Account Control Agreement is effective, except as may be required in connection with Griffin Capital’s continued temporary role as Permitted Sub-Servicer. Upon the effectiveness of each A&R Account Control Agreement, CH-23 hereby agrees that its only interest in the Lock-Boxes, the Lock-Box Account and the amounts from time to time therein will be as Servicer under the Fourth Step RPA and that such interest will terminate automatically when and if CH-23 is replaced as Servicer thereunder.

(iii) Electronic Payments. The New Servicer, solely in its capacity as the Servicer, agrees that it will accept electronic payments on the Receivables in the Servicer Accounts and Lock-Box Account in trust for the benefit of the applicable Seller and the Agent (on behalf of the Purchasers), as their interests may appear. Unless and until the Agent gives notice to each bank maintaining a Servicer Account or the Lock-Box Account to the contrary following a Collection Notice Event, the available and collected funds in the Lock-Box Account and Servicer Accounts may continue to sweep into Cardinal’s master account no. 375152496 at Bank of America (the “Master Account”), and the New Servicer shall take all necessary action to ensure that it can identify which funds in the Master Account on any day constitute Collections in respect of the Receivables in which any Seller has an interest. In no event will Griffin Capital or CH-23 deposit, or authorize the deposit of, any of its own funds into the Master Account. Each of Cardinal, Griffin Capital and CH-23 acknowledges and agrees that all funds held in the Master Account that constitute Collections in respect of the Receivables in which any Seller has an interest are being held in trust for such Seller.

(c) Second Step Sale Agreement.

(i) The parties hereto that are also parties to the Second Step Sale Agreement agree that, on and after the date hereof, no further purchases shall be made under the Second Step Sale Agreement and all obligations thereunder (except for any obligations expressly stated therein to survive termination) shall automatically terminate on the date that is thirty (30) Business Days from the date on which the aggregate Outstanding Balance (as defined therein) of the Receivables (as defined therein) sold thereunder shall have been reduced to zero.

(d) Third Step Sale Agreement.

(i) The parties hereto that are also parties to the Third Step Sale Agreement agree that, on and after the date hereof, no further purchases shall be made under the Third Step Sale Agreement and all obligations thereunder (except for any obligations expressly stated therein to survive termination) shall automatically terminate on the date that is thirty (30) Business Days from the date on which the aggregate Outstanding Balance all Receivables (as defined therein) sold thereunder shall have been reduced to zero.

(e) Commingling. Except as otherwise provided for in Section 1.3(b) or as may occur on a transitory basis in the ordinary course of business, the respective assets of each of Cardinal, CH-2, CH-110, CH-23, Griffin Capital, and each Seller shall not be commingled with those of any direct, indirect or ultimate parent or affiliate of such entity or any subsidiary or affiliate of such parent. Each of Cardinal, CH-2, CH-110, CH-23, Griffin Capital, and each Seller acknowledges that it will pay from its funds and assets all obligations and indebtedness incurred by it.

ARTICLE II

MISCELLANEOUS

Section 2.1. Conditions to Effectiveness. The Transactions shall become effective upon satisfaction of the following conditions:

(a) delivery of one or more opinions of counsel to the Agent and Purchasers as to (i) corporate and enforceability matters (with respect to this Agreement, the Fourth Step RPA, the Additional Second Step Sale Agreement, the Additional Third Step Sale Agreement, the New Subordinated Note and the Additional Performance Guaranty), (ii) security interest (with respect to any new UCC filings in Nevada and Delaware), and (iii) true sale and non-consolidation matters (with respect to the new transfers under the Additional Second Step Sale Agreement and the Additional Third Step Sale Agreement), in form and substance reasonably acceptable to the Agent and its counsel, and all UCC filings have been made as are necessary to continue and maintain the first-priority perfected ownership interest of the Agent in the Receivables; and

(b) delivery of counterparts of this Agreement, the Fourth Step RPA, the Additional Second Step Sale Agreement, the Additional Third Step Sale Agreement, the New Subordinated Note, the Additional Performance Guaranty and the A&R Admin Services Agreement, each duly executed by the parties hereto.

Section 2.2. Confirmation as to Rating Agency. The Agent, on behalf of each Conduit, hereby confirms that the documents governing each Conduit’s commercial paper program do not require written confirmation from each Rating Agency then rating the Commercial Paper notes of the applicable Conduit that the ratings of the Commercial Paper notes of such Conduit will not be downgraded or withdrawn as a result of the Transactions, pursuant to Section 14.1(b) of the Fourth Step RPA.

Section 2.3. Filing of Financing Statements. In connection herewith, each of the New Servicer and the Additional Seller agrees to prepare for filing, and the Agent agrees to record and file, any financing statements (or if a financing statement is already on record, an assignment of such financing statement) with respect to such financing statements, when applicable, meeting the requirements of applicable state law, in such jurisdictions as are necessary to perfect and maintain perfection of the transfers and other Transactions contemplated hereby.

Section 2.4. Post-Consummation Covenant(a) . Within ninety (90) days following the date hereof, (i) the applicable Seller Parties shall have delivered to the Agent an executed copy of each A&R Account Control Agreement, and (ii) the related accounts shall have been novated to the Additional Seller or the New Servicer, as applicable.

Section 2.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 2.6. Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with any Transaction Document or any other instrument or agreement referred to therein. Each reference in the applicable Transaction Document, as applicable, to “this Agreement,” “herein,” “hereof” and words of like import shall mean such agreement, as amended hereby, and each reference in any Transaction Documents to any other Transaction Document shall mean such Transaction Document, as amended hereby. This Agreement shall be construed in connection with and as part of each applicable Transaction Document, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

Section 2.7. Transaction Documents(b) . This Agreement is a Transaction Document executed pursuant to the Fourth Step RPA and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 2.8. Severability. Any provision contained in this Agreement that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Agreement in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

Section 2.9. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.10. CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, ANY MANAGING AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT, ANY MANAGING AGENT OR ANY PURCHASER OR ANY AFFILIATE OF

THE AGENT, ANY MANAGING AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

Section 2.11. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date first set forth above.

GRIFFIN CAPITAL, LLC,
as Original Servicer

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: President

CARDINAL HEALTH FUNDING, LLC,
as Original Seller

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: President

CARDINAL HEALTH 23, LLC,
as New Servicer

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: President

CARDINAL HEALTH 23 FUNDING, LLC,
as Additional Seller

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: President

CARDINAL HEALTH, INC.,
as Performance Guarantor

By:	/s/ Scott Zimmerman
Name: Scott Zimmerman
Title: Treasurer

[Omnibus Amendment and Assignment Agreement]

CARDINAL HEALTH 110, LLC
as Originator

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: Assistant Treasurer

CARDINAL HEALTH 2, LLC
as administrator

By:	/s/ Jeff Cui
Name: Jeff Cui
Title: President

[Omnibus Amendment and Assignment Agreement]

MUFG BANK, LTD.,
as Agent, a Managing Agent and a Financial Institution,

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

[Omnibus Amendment and Assignment Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank, a Managing Agent and a Financial Institution

By:	/s/ Henry Chan
Name: Henry Chan
Title: Senior Vice President

[Omnibus Amendment and Assignment Agreement]

THE BANK OF NOVA SCOTIA,
as a Managing Agent and a Financial Institution

By:	/s/ Brad Shields
	Name:	Brad Shields
	Title:	Director

[Omnibus Amendment and Assignment Agreement]

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Managing Agent and a Financial Institution

By:	/s/ Ross Glynn
	Name:	Ross Glynn
	Title:	Vice President

[Omnibus Amendment and Assignment Agreement]

WELLS FARGO BANK, N.A.,
as a Managing Agent and a Financial Institution

By:	/s/ Bria Brown
	Name:	Bria Brown
	Title:	Assistant Vice President

[Omnibus Amendment and Assignment Agreement]

LIBERTY STREET FUNDING LLC,
as a Conduit

By:	/s/ Kevin J. Corrigan
	Name:	Kevin J. Corrigan
	Title:	Vice President

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:	/s/ Kevin J. Corrigan
	Name:	Kevin J. Corrigan
	Title:	Vice President

[Omnibus Amendment and Assignment Agreement]

Acknowledged and agreed by the Approved Sub-Originators as of the date first set forth above.

LEADER DRUGSTORES, INC.,
as an Approved Sub-Originator

By:	/s/ Scott Zimmerman
	Name:	Scott Zimmerman
	Title:	Treasurer

CARDINAL HEALTH PHARMACY SERVICES, LLC,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

MEDICINE SHOPPE INTERNATIONAL, INC.,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

CARDINAL HEALTH 108, LLC,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

CARDINAL HEALTH SYSTEMS, INC.,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

[Omnibus Amendment and Assignment Agreement]

CARDINAL HEALTH 112, LLC,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

MEDICAP PHARMACIES INCORPORATED,
as an Approved Sub-Originator

By:	/s/ Jeff Cui
	Name:	Jeff Cui
	Title:	Assistant Treasurer

[Omnibus Amendment and Assignment Agreement]